SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                            Reported): May 29, 2001


             Credit Suisse First Boston Mortgage Securities Corp.
             Credit Suisse First Boston Mortgage Securities Corp.,
              Mortgage Pass-Through Certificates, Series 2001-S13


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
  -----------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

             Delaware                  333-49820              13-3320910
-------------------------------       ------------         -------------------
(State or Other Jurisdiction of       (Commission          (I.R.S. Employer
         Incorporation)               File Number)         Identification No.)

                               11 Madison Avenue
                           New York, New York 10010
       -------------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------

Item 5.  Other Events.
----     ------------

     On May 29, 2001, Credit Suisse First Boston Mortgage Securities Corp. (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, (the "Depositor"), DLJ Mortgage Capital, Inc., as seller (the "Seller"), Calmco Servicing L.P., as a servicer ("Calmco"), and Wilshire Credit Coroporation as a servicer (together with Calmco, the "Servicers"), providing for the issuance of the CSFB Mortgage Pass-Through Certificates, Series 2001-S13. The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Pooling and Servicing Agreement dated as of May 1, 2001, by and among the Company, the Seller, the Servicer and the Trustee.

                                  SIGNATURES


     Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on May 29, 2001.

                                       CREDIT SUISSE FIRST BOSTON MORTGAGE
                                       SECURITIES CORP.



                                       By:  /s/  Kari Roberts
                                            ------------------------------
                                            Name: Kari Roberts
                                            Title: Director

Exhibit Index
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Exhibit                                                                   Page
-------                                                                   ----

99.1      Pooling and Servicing Agreement dated as of May 1, 2001,         5
          by and among the Company, the Seller, the Servicer and the Trustee.